UNITED STATES
                                 SECURITIES AND
                               EXCHANGE COMMISSION
                              Washington, DC 20549



                                   FORM N-CSR

              CERTFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


                   Investment Company Act file number: 811-4321

                     JPMorgan Value Opportunities Fund, Inc.
                             1101 Vermont Avenue, NW
                              Washington, DC 20005

       Registrant's telephone number, including area code: (202) 842-5665

                     Date of fiscal year end: December 31, 2003

                    Date of reporting period: June 30, 2003


                              Howard L. Kitzmiller
                        Washington Management Corporation
                             1101 Vermont Avenue, NW
                              Washington, DC 20005

                                   Copies to:
                            JOHN JUDE O'DONNELL, Esq.
                  THOMPSON, O'DONNELL, MARKHAM, NORTON & HANNON
                      1212 New York Avenue, Suite 100, N.W.
                             Washington, D.C. 20005
                          (Counsel for the Registrant)





Item 1 - Report to Stockholders


Semi-Annual Report June 30, 2003 (Unaudited)
JPMorgan Funds

(graphic of high rise buildings)

Value Opportunities Fund
(graphic of JP Morgan Flemming Asset Management logo)

(inside cover)

Contents


President's Letter              1
Investment Advisor Commentary   3
Portfolio of Investments        5
Financial Statements            9
Notes to Financial Statements  12
Financial Highlights           16

HIGHLIGHTS

- Fund's Performance
- Investment Diversification
- New Director

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund's prospectus for a discussion of the Fund's investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 348-4782 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

JPMorgan Funds are distributed by J.P.Morgan Fund Distributors, Inc.


JPMorgan Value Opportunities Fund

President's Letter August 15, 2003

Dear Fellow Shareholders,

The JPMorgan Value Opportunities Fund net asset value (class A shares) was $17.48 on June 30, 2003, which was a 12.92% increase over the December 31, 2002 net asset value of $15.48. As it did in the year 2002, the Fund has, in this reporting period, outperformed major stock indexes, including the Standard & Poor's 500 Composite Index, the Dow Jones Industrial Average and the Russell 1000 Value Index. The S&P 500, the Dow and the Russell were up, with dividends reinvested, 11.76%, 9.01%, and 11.57%, respectively, for the six months ending June 30. Market performance for the second quarter of the year 2003 was particularly strong, and this year was the first time since 1999 that the broad market indexes were up for the first six months of the year.

Both the Dow and the S&P 500 fell during most of the first quarter of this year, but beginning in mid March these indexes began to rise and continued to do so, well into June. The market's rally may have been stimulated by the quick and successful end of the combat phase of military operations in Iraq, further interest rate reductions by the Federal Reserve and the enactment of tax cuts, including reductions in the tax rates applicable to qualified dividends and capital gains. It is hoped that the tax cuts on income, dividends and capital gains, which became fully effective in July, will make more money available to consumers to purchase goods and services.

The economy continues to face some difficulties, but has been gaining strength. The gross domestic product (GDP) grew at an annualized rate of only 1.4% in the first quarter of this year but was up 2.4% in the second quarter. In part because of the economic slowdown of the past several years, some states are experiencing budgetary problems and are facing state and local tax increases. Corporate capital spending fell in recent years as companies instituted cost cutting measures, while unemployment levels increased. However, in a more positive vein, the index of leading economic indicators rose throughout the second quarter, and many economists are predicting higher growth rates for the third and fourth quarters of 2003 at or near the historical average of about 3.5%. In the next six months, federal tax cuts are anticipated to pump $47 billion into the economy.

The Federal Reserve has cut its benchmark interest rate 13 times in the past 2 1/2 years to 1%, its lowest level in four decades. Consumer spending remains relatively strong; the consumer price index is up only about 2% over one year ago. Corporate profits are improving, and there are some signs of a pick up in corporate spending and corporate merger and acquisition activity.

Over the course of the past 18 months in a difficult stock market and a struggling economy, your Fund's investment advisor, J.P. Morgan Investment Management, has performed very well, and has done so while transitioning the Fund's portfolio from primarily companies based in Washington, DC, Maryland or Virginia to companies based throughout the United States. As of June 30, 2003, the Fund's assets are spread over 76 companies in 29 industry sectors, compared with 46 companies in 25 industry sectors twelve months ago.

We are pleased to report that the Board of Directors elected Katherine D. Ortega as an independent director of the Fund, effective January 1, 2003. Ms. Ortega began her career as a certified public accountant, served as an officer of several banks and later served from 1983 to 1989 as the 38th Treasurer of the United States. She has been a member of the President's Advisory Committee on Small and Minority Business, holds a number of honorary degrees and sits on the boards of directors of several public companies.

If you have any questions or comments about the Fund, please do not hesitate to contact us, and as always we look forward to reporting to you again in six months.

Sincerely yours,

(signature)

Jeffrey L. Steele
President


JPMorgan Value Opportunities Fund
Investment Advisor's Report as of June 30, 2003

Q: How did the Fund perform?

A: For the six months ending June 30, 2003, the Fund returned 12.92%, which compares with a gain of 11.57% for the Russell 1000 Value Index, the Fund's benchmark, over the same period.

Q: Why did the Fund perform this way?

A: Amidst a backdrop of a quick end to formal war activity in Iraq, better-than-expected first quarter earnings results, substantial government tax cuts and the expectation of many investors that the pace of the economic recovery would strengthen in the second half of the year, the equity markets performed solidly in the first six months of 2003.

The Fund outpaced the run up in the Russell 1000 Value Index during the first half of the year, with stock selection within the consumer finance and communications equipment industries contributing notably to performance. At the stock level, the Fund's position in Capital One Financial benefited returns, as the credit card stock rebounded strongly following news of a management restructuring, along with its announcement of record earnings for the first quarter. Driving earnings were sharp gains in interest revenues and improving credit quality in the company's managed loan portfolio. Another financial position, E*Trade Group, also positively impacted performance. Other stocks having a relatively strong positive impact on performance were American Tower, Seagate Technology and PG&E Corporation.

On the other hand, holdings within the mortgage finance, oil and gas and media industries dragged on performance. At the stock level, undermining performance was a position in Freddie Mac, which declined reflecting concerns about an earnings restatement and the dismissal of three senior executives. Additionally, Jones Apparel negatively impacted performance as the stock came under pressure as a result of a licensing dispute.

Q: How was the Fund managed?

A: Keeping to our discipline, the Fund continued to focus on companies that appear attractively priced relative to their future earnings prospects. Sector weightings relative to the Russell Value 1000 were also controlled in order to keep volatility in line with the index.

(Unaudited)

JPMorgan Value Opportunities Fund
As of June 30, 2003

Portfolio Diversification by Sector

(pie chart divided into the following sections:)

Real Estate (1.47%)
Capital Markets (2.51%)
Information Technology (3.01%)
Health Care (3.83%)
Consumer Staples (4.03%)
Materials (4.39%)
Insurance (4.98%)
Mortgage Finance (5.12%)
Utilities (6.24%)
Telecommunications Services (6.51%)
Industrial Products and Services (8.69%)
Cash and Cash Equivalents (1.42%)
Consumer Discretionary (14.14%)
Energy (12.02%)
Commercial Banks (11.72%)
Consumer Finance (9.92%)

Top Ten Equity Holdings of the Portfolio

1.  Capital One Financial Corporation (5.73%)
2.  Verizon Communications Corp. (5.17%)
3.  ExxonMobil Corp. (3.77%)
4.  Bank of America Corp. (3.57%)
5.  Fannie Mae (3.34%)
6.  The Washington Post Company, Class B (2.78%)
7.  SunTrust Banks, Inc. (2.59%)
8.  ChevronTexaco Corp. (2.52%)
9.  Liberty Media Corp. Class A (2.52%)
10. Danaher Corp. (2.48%)

Top 10 equity holdings comprised 34.47% ($11,832,394) of the Fund's net assets. As of June 30, 2003 the Fund held 76 equity holdings. Portfolio holdings are subject to change at any time.

(Unaudited)

JPMorgan Value Opportunities Fund
Portfolio of Investments

As of June 30, 2003 (unaudited)

  Shares   Issuer                                                         Value

Long-Term Investments  98.58%
           Common Stocks  98.58%
           Aerospace  1.84%
  11,700   Honeywell International, Inc.                         $      314,145
   6,600   Lockheed Martin, Inc.                                        313,962
                                                                        628,107

           Apparel  2.14%

  25,100   Jones Apparel Group, Inc.*                                   734,426

           Automobiles & Components  1.14%

   8,500   Lear Corporation*                                            391,170

           Capital Markets  2.51%

  26,400   Janus Capital Group*                                         432,960
   5,000   Merrill Lynch & Co.                                          233,400
   4,600   Morgan Stanley                                               196,650
                                                                        863,010

           Commercial Banks  11.72%

  15,500   Bank of America Corp.                                      1,224,965
  18,200   Citigroup Inc.                                               778,960
  13,000   Provident Bankshares Corp.                                   330,330
  15,000   SunTrust Banks, Inc.                                         890,100
  20,000   Wachovia Corp.                                               799,200
                                                                      4,023,555

           Chemicals  2.46%

   5,400   Air Products and Chemicals Inc.                              224,640
   7,000   Dow Chemical Co.                                             216,720
   5,000   Eastman Chemical Co.                                         158,350
  11,400   Monsanto Corp.                                               246,696
                                                                        846,406

           Communications Equipment  1.01%

  19,500   American Tower Corp.*                                        172,575
  18,400   Motorola, Inc.                                               173,512
                                                                        346,087

           Computers & Peripherals  3.01%

  10,800   Hewlett-Packard Co.                                          230,040
   4,500   International Business Machines Corp.                        371,250
  24,400   Seagate Technology*                                          430,660
                                                                      1,031,950

           Consumer Finance  9.92%

   8,000   Ambac Financial Inc.                                         530,000
  40,000   Capital One Financial Corporation                          1,967,200
   3,000   Countrywide Financial Corporation                            208,710
  17,000   CIT Group                                                    419,050
  33,000   E*Trade Group*                                               280,500
                                                                      3,405,460

           Consumer Staples  2.68%

   6,000   Coca Cola Corp.                                       $      278,460
   6,000   Ingersoll-Rand Corp.                                         283,920
   4,000   Procter & Gamble Corp.                                       356,720
                                                                        919,100

           Commercial Services  2.14%

  21,800   Cendant Corp.*                                               399,376
  14,000   Waste Management, Inc.*                                      337,260
                                                                        736,636

           Health Care  0.35%

   3,700   HCA Inc.                                                     118,548

           Health Care Equipment & Supplies  0.67%

   5,200   Guidant Corp.                                                230,828

           Hotels, Restaurants & Leisure  2.20%

  34,300   McDonald's Corp.                                             756,658

           Industrial Conglomerates  1.64%

  29,600   Tyco International LTD                                       561,808

           Insurance  4.98%

   7,600   Allstate Corp.                                               270,940
   7,500   American International Group                                 413,850
   5,000   CIGNA Corp.                                                  234,700
  11,000   John Hancock Financial Services Inc.*                        338,030
  28,600   Travelers Property Casualty Corp.                            451,022
                                                                      1,708,542

           Leisure Equipment  0.75%

  13,600   Mattel, Inc.                                                 257,312

           Machinery  2.48%

  12,500   Danaher Corp.                                                850,625

           Media  7.16%

   6,000   Comcast Corp.*                                               172,980
  74,900   Liberty Media Corp. Class A*                                 865,844
  10,700   Viacom Inc.*                                                 467,162
   1,300   The Washington Post Company, Class B                         952,770
                                                                      2,458,756

           Metals & Mining  1.93%

  19,500   Alcoa Inc.                                                   497,250
  10,000   United States Steel                                          163,700
                                                                        660,950

           Mortgage Finance  5.12%

  17,000   Fannie Mae                                                 1,146,480
  12,000   Freddie Mac                                                  609,240
                                                                      1,755,720

           Oil & Gas  12.02%

  11,900   Andarko Petroleum Corp.                               $      529,193
   4,700   Baker Hughes, Inc.                                           157,779
  12,000   ChevronTexaco Corp.                                          866,400
   9,400   ConocoPhillips, Inc.                                         515,120
   4,500   Cooper Cameron Corp.*                                        226,710
  36,000   ExxonMobil Corp.                                           1,292,760
  13,500   Global SantaFe                                               315,090
  10,000   Rowan Companies Inc.*                                        224,000
                                                                      4,127,052

           Pharmaceuticals  2.81%

   8,000   Bristol-Myers Squibb Co.                                     217,200
   2,000   Lilly (Eli) & Co.                                            137,940
   7,000   Merck & Co. Inc.                                             423,850
  10,000   Schering-Plough Corp.                                        186,000
                                                                        964,990

           Paper & Forest Products  1.35%

   3,000   Bowater Inc.                                                 112,350
   6,700   Kimberly Clark Inc.                                          349,338
                                                                        461,688

           Real Estate  1.47%

   9,800   Archstone Smith Trust                                        235,200
   9,900   Equity Office Properties Trust                               267,399
                                                                        502,599

           Retailing  0.75%
   7,000   Federated Department Stores, Inc.*                           257,950

           Telecommunications Services  5.50%

  13,900   AT&T Wireless Services, Inc.*                                114,119
  45,000   Verizon Communications Corp.                               1,775,250
                                                                      1,889,369

           Trading Companies & Distributors  0.59%

   7,400   Prologis                                                     202,020

           Utilities  6.24%

   7,700   American Electric Power, Inc.                                229,691
   5,200   Dominion Resources, Inc.                                     334,204
   5,000   DTE Energy Co.                                               193,200
   8,000   FirstEnergy Corp.                                            307,600
  27,800   PG&E Corp.*                                                  587,970
  13,100   Pinnacle West Capital Corp.                                  490,595
                                                                      2,143,260

           Total Long-Term Investments (Cost $22,650,714)            33,834,582

Short-Term Investments  1.85%

           Money Market Fund  1.85%
 635,738   JPMorgan Prime Money Market Fund (Cost $635,738) (a)  $      635,758

           Total Investments  100.43% (Cost $23,286,472)             34,470,340

Liabilities in excess of other assets  (.43%)                         (147,551)

Net Assets  100.00%                                                 $34,322,789

*   Non-income producing security.
(a) Affiliated. Money Market Fund registered under the Investment Company Act of 1940, as amended and advised by J.P. Morgan Fleming Asset Management, Inc., an affiliate of the Advisor.

See notes to financial statements.

JPMorgan Value Opportunities Fund
Statement of Assets & Liabilities

As of June 30, 2003 (unaudited)

  Assets:
     Investment securities at value                $  34,470,340
     Cash                                                 17,156
     Interest and dividends receivable                    26,082
     Receivable for Fund shares sold                       6,000
     Receivable for securities sold                       89,967
     Other assets                                          5,234

  Total assets                                                     $  34,614,779

  Liabilities:
     Payable for adviser and management services          11,838
     Payable for distribution plans                       26,312
     Payable for securities purchased                    253,800
     Payable for Fund shares repurchased                      40

  Total liabilities                                                      291,990

  Net Assets:
     Capital paid in on shares of capital stock       18,430,602
     Accumulated undistributed net
        investment income                                 87,115
     Undistributed realized gains                      4,621,204
     Unrealized gains                                 11,183,868

  Total net assets                                                 $  34,322,789

  Total Authorized Capital Stock
  25,000,000 shares, $.01 par value:
     Class A net assets, 1,962,354 shares outstanding              $  34,306,456
     Class A net asset value per share                             $       17.48
     Class A maximum offering price per share                      $       18.55
     Class B net assets, 943 shares outstanding                    $      16,333
     Class B net asset value per share /1/                         $       17.32

  Cost of investments                                              $  23,286,472


/1/ Redemption price may be reduced by contingent deferred sales charge.


See notes to financial statements.

JPMorgan Value Opportunities Fund
Statement of Operations

For the six months ended June 30, 2003 (unaudited)

  Investment Income:
     Dividends                                     $     309,448
     Dividend income from affiliated investments           2,985

  Total investment Income                                          $     312,433

  Expenses:
     Investment advisory fee                              79,346
     Business management fee                              27,818
     Distribution expenses                                39,673
     Transfer agent fee                                   52,000
     Auditing and legal fees                              14,000
     Custodian fee                                        18,089
     Directors' fees                                       4,800
     Postage, stationery and supplies                      1,879
     Reports to shareholders                               6,000
     Registration and prospectus                          11,782
     Other                                                 2,018

  Total expenses                                                         257,405

     Less amounts waived                                                  31,444

  Net expenses                                                           225,961

  Net investment income                                                   86,472

  Realized and Unrealized Gain (Loss) on Investments:

     Net realized gain on equities,
        identified cost basis                          4,621,204
     Net change in unrealized gain                     (771,685)
        Net realized and change in unrealized
           gain (loss) on investments                                  3,849,519

  Net increase in net assets resulting
     from operations                                               $   3,935,991

See notes to financial statements.

JPMorgan Value Opportunities Fund
Statement of Changes in Net Assets

For the Periods Indicated

                                                    Six Months          Year
                                                       Ended            Ended
                                                    6/30/03 /1/        12/31/02
  Increase (Decrease) in Net Assets
     from operations:

     Net investment income                         $      86,472   $     191,626
     Net realized gain on equity investments           4,621,204      14,502,177
     Net change in unrealized gain
        on investments                                 (771,685)    (20,754,710)

     Net increase (decrease) in net assets
        from operations                                3,935,991     (6,060,907)

  Distributions to Shareholders from:

     Net investment income                                             (134,735)
     Net realized gains                                              (6,177,429)

  Total distribution to shareholders                                 (6,312,164)

  Capital Stock Transactions:
     Net (decrease) in net assets resulting
        from capital stock transactions              (1,422,915)     (7,070,714)

  Total increase (decrease) in net assets              2,513,076    (19,443,785)

  Net Assets:

     Beginning of period                              31,809,713      51,253,498
     End of period                                 $  34,322,789   $  31,809,713


/1/ Unaudited



See notes to financial statements.


JPMorgan Value Opportunities Fund
Notes to Financial Statements (unaudited)


1. Organization

The JPMorgan Value Opportunities Fund, Inc. (the "Fund") was incorporated in Maryland on May 24, 1985 as The Growth Fund of Washington, Inc. and operated as such through December 30, 2001. On December 31, 2001 the Fund began operating as the JPMorgan Value Opportunities Fund with a new investment objective, two share classes, two distribution plans, a new investment advisor, and a new business management contract. The Fund is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open end, diversified investment company. The Fund's objective is to provide for long-term capital appreciation.

The Fund offers Class A and Class B shares. Class A shares generally have a front-end sales charge while Class B shares provide for a contingent deferred sales charge. All classes have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder service fees, and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreement.

J.P. Morgan Investment Management Inc. ("JPMIM", a direct wholly-owned subsidiary of J.P. Morgan Chase & Co.) is the Fund's investment advisor (the "Investment Advisor"). Washington Management Corporation ("WMC") is the Fund's business manager (the "Business Manager"). WMC is a wholly-owned subsidiary of The Johnston-Lemon Group, Incorporated. J.P. Morgan Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of The BISYS Group, Inc., is the distributor of the Fund's shares.

2. Significant Accounting Policies

The following is a summary of the significant accounting policies of the Fund:

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments - Securities (except for short-term obligations) are valued at the last sales price on the exchange or national securities market on which the securities primarily are traded. The value of National Market System equity securities quoted by The Nasdaq Stock Market, Inc. shall be the Nasdaq Official Closing Price. Securities not listed on an exchange or national securities market, or securities in which there were no reported transactions, are valued at the latest reliable quoted bid price. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Any securities for which reliable recent market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Board of Directors.

B. Securities Transactions and Investment Income - Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, amortization of discount on short-term investments, is recorded on the accrual basis.

C. Federal Income Taxes - It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no Federal income tax provision is required. The tax character of distributions paid was:

                                         Six Months Ended
                               2002       June 30, 2003

Ordinary income            $  134,735          -
Long-term capital gain      6,177,429          -

Total distributions        $6,312,164          -

For Federal income tax purposes, the cost of investment securities equalled $23,286,472 and unrealized appreciation equalled $11,183,868 at June 30, 2003.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee - JPMIM was paid a fee of $63,624 for investment management services for the six months ended June 30, 2003. The JPMIM Investment Advisory Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.50% on the Fund's net assets. During the period JPMIM contractually waived 0.09% of its annual rate or $15,722.

B. Business Management Fee - WMC was paid a fee of $12,096 for business management services for the six months ended June 30, 2003. The Business Management Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.175% on Fund net assets. During the period WMC contractually waived 0.09% of its annual rate or $15,722. The Fund pays all expenses not assumed by the Investment Advisor or Business Manager.

C. Custodian Fees - Pursuant to the custodian agreement with JPMorgan Chase
Bank (a direct wholly-owned subsidiary of J.P. Morgan Chase & Co.), the Fund received credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $18,089 includes $89 that was paid by these credits rather than in cash.

D. Shareholder Service Fees - The Fund adopted a Shareholder Services Plan effective December 31, 2001, which, among other things, provides that the Fund may obtain the services of one or more Shareholder Servicing Agents. For their services, the Agents may receive a fee that is computed daily and paid monthly at an annual rate of up to 0.25% (Class A) and 0.25% (Class B) of the average daily net assets of each of the respective share classes. Class A shares incurred no such expenses and Class B shares incurred $18 in shareholder service expenses during the six months ended June 30, 2003.

E. Distribution Fees - Each share class has a Distribution Plan. The Class A Plan pays a fee at a maximum annual rate of 0.25% of the Class A average daily net assets. The Class B Plan pays a fee at an annual rate of 0.75% of the Class B average daily net assets. Payments under the Plans are primarily intended to result in the sale and retention of Fund shares including, but not limited to, advertising, sales and other expenses of the Distributor relating to selling or servicing efforts, expenses of organizing and conducting sales seminars, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature, and payments to dealers whose customers purchase Fund shares. Class A shares incurred $39,620 and Class B shares incurred $53 in distribution expenses during the six months ended June 30, 2003.

Johnston, Lemon & Co. Incorporated, a wholly-owned subsidiary of The Johnston-Lemon Group, Incorporated (JLG), earned $12,840 on its retail sales of shares of the Fund and Distribution Plan fee and received no brokerage commissions resulting from purchases and sales of securities for the investment account of the Fund. Sales charges are not an expense of the Fund and, hence, are not reflected in the accompanying Statement of Operations.

All Officers and three Directors of the Fund are "affiliated persons" (as defined in the Act) of the Business Manager and received no remuneration from the Fund in such capacities.

4. Investment Transactions

The Fund made purchases of investment securities, other than short-term securities, of $12,475,811 and sales of $13,699,747 during the six months ended June 30, 2003. Net unrealized gains at June 30, 2003 included unrealized gains of $11,794,094 and unrealized losses of $610,226.

5. Capital Share Transactions

Capital stock transactions were as follows for the periods presented:

                                       Class A Shares          Class B Shares
                                     Amount      Shares      Amount      Shares

                                         Six Months ended June 30, 2003

  Shares sold                   $    200,353      12,651  $      951          55
  Shares issued
    in reinvestment
    of distributions                      -          -          -          -
  Shares redeemed                (1,624,219)   (104,132)

  Net (decrease) increase in
    Fund shares outstanding     $(1,423,866)    (91,481)  $      951          55

                                              Year ended December 31, 2002

  Shares sold                   $    353,438      17,618  $   46,764       2,226
  Shares issued
    in reinvestment
    of distributions               5,680,961     360,925       2,078         132
  Shares redeemed               (13,118,850)   (781,843)    (35,105)     (1,946)

  Net (decrease) increase in
    Fund shares outstanding     $(7,084,451)   (403,300)  $   13,737         412


Financial Highlights

                                                                       Class A                                    Class B
                                         Six Months                                                        Six Months    Year
                                            Ended                   Year Ended December 31,                   Ended      Ended
Per Share Operating Performance:         6/30/03<F1>  2002       2001       2000       1999       1998     6/30/03<F1> 12/31/02
Net asset value, beginning of period        $15.48     $20.86     $28.05     $28.83     $30.86     $26.09   $15.40     $20.86

Income from investment operations:

Net investment income (loss)                   .04        .06        .02        .04        .08        .08     (.02)      (.08)<F4>
  Net gains and losses on securities
    (both realized and unrealized)            1.96      (2.63)     (4.28)       .10      (1.36)      5.95     1.94      (2.63)

Total from investment operations              2.00      (2.57)     (4.26)       .14      (1.28)      6.03     1.92      (2.71)

Less distributions:
  Dividends from net investment income       -          (.06)      (.02)      (.05)      (.08)      (.07)   -         -
  Distributions from capital gains           -         (2.75)     (2.91)      (.87)      (.67)     (1.19)   -         (2.75)

    Total distributions                      -         (2.81)     (2.93)      (.92)      (.75)     (1.26)   -         (2.75)

Net asset value, end of period              $17.48     $15.48     $20.86     $28.05     $28.83     $30.86   $17.32     $15.40

Total Return<F3>                             12.92%    (12.54%)   (15.31%)      .65%     (4.15%)    23.22%   12.47%    (13.21%)

Ratios/Supplemental Data:

  Net assets, end of period (thousands)    $34,306    $31,796    $51,253    $62,075    $69,741    $77,868      $16        $14

Ratio of Expenses to Average Net Assets:

  Net expense                                 1.42%<F2>  1.46%      1.39%      1.25%      1.18%      1.24%    2.12% <F2> 2.45%
  Net investment income                        .54%<F2>   .42%       .09%       .21%       .30%       .26%    (.20%)<F2> (.40%)
  Expenses without waivers                    1.61%<F2>   N/A        N/A        N/A        N/A        N/A     2.30% <F2>  N/A
  Net investment income without waivers        .34%<F2>   N/A        N/A        N/A        N/A        N/A     (.39%)<F2>  N/A

Portfolio Turnover Rate  All Classes         39.64%     51.20%     14.42%     11.73%      8.07%     11.17%

<F1> Unaudited
<F2> Annualized
<F3> Total return figures do not include the effect of any front-end or deferred sales charge
<F4> Calculated based on average shares outstanding

N/A = not applicable

See notes to financial statements.

PMorgan Funds
Service Center
P.O. Box 219392
Kansas City, MO 64121-9392
1-800-348-4782

OFFICES OF THE FUND AND OF THE BUSINESS MANAGER

Washington Management Corporation
1101 Vermont Avenue, NW
Washington, DC 20005-3585
202-842-5665

INVESTMENT ADVISOR

J.P. Morgan Investment
Management Inc.

CUSTODIAN

JPMorgan Chase Bank

DISTRIBUTOR
J.P. Morgan Fund Distributors, Inc.

TRANSFER AGENT

DST Systems, Inc.

LEGAL COUNSEL

Thompson, O'Donnell, Markham, Norton & Hannon

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

(Back Cover)

Semi-Annual Report (Unaudited)

JPMorgan Funds are distributed by J.P. Morgan Fund Distributors, Inc., which is unaffiliated with The JPMorgan Chase Bank (Chase). Chase and its respective affiliates receive compensation from JPMorgan Funds for providing services to the Funds.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus.

As with all unaudited semi-annual reports, the financial information in this report has been taken from the books and records of the Fund without examination by independent accountants, who express no opinion thereon.

To obtain a prospectus for any of the JPMorgan Funds, call 1-800-348-4782. The prospectus contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

JPMorgan Funds Fulfillment Center
393 Manley Street
West Bridgewater, MA 02379-1039

(c)J.P. Morgan Chase & Co., 2003 All Rights Reserved, June 2003.

SAN-VO-603


Item 2 - Code of Ethics

Disclosure of Item 2 not yet effective

Item 3 - Audit Committee Financial Expert

Disclosure of Item 3 not yet effective

Item 4 - Principal Accountant Fees and Services

Disclosure of Item 4 not yet effective

Item 5 - Audit Committee Disclosure for Listed Companies

Not applicable

Item 6 - Reserved

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant

Item 8 - Reserved

Item 9 - Controls and Procedures

     (a) The officers providing the certifications in this report in accordance with rule 30a-2 under the Investment Company Act of 1940 have concluded, based on their evaluation of the registrant's disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

     (b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

(a)     Disclosure of Item 10(a) not yet effective

(b) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Section 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on it behalf by the undersigned, thereunto duly authorized.

(Registrant) JPMorgan Value Opportunities Fund, Inc.

By (Signature and Title)


/s/ Jeffrey L. Steele
Jeffrey L. Steele, President and Principal Executive Officer

Date:    September 4, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)


/S/ Michael W. Stockton
Michael W. Stockton, Vice President, Assistant Secretary and Treasurer

Date:    September 4, 2003

By (Signature and Title)


/s/ Jeffrey L. Steele
Jeffrey L. Steele, President and Principal Executive Officer

Date:    September 4, 2003